SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2003

UNIVERSAL HEALTH REALTY INCOME TRUST

(Exact name of registrant as specified in its charter)

MARYLAND	1-9321	23-6858580
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

UNIVERSAL CORPORATE CENTER

367 SOUTH GULPH ROAD

KING OF PRUSSIA, PENNSYLVANIA 19406

(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code (610) 265-0688

Not Applicable

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits

(c) Exhibits. 99.1 Universal Health Realty Income Trust Press Release dated October 16, 2003

Item 9.	Regulation FD Disclosure

On October 16, 2003, Universal Health Realty Income Trust made its third quarter earnings release. A copy of the Trust’s press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference. The information contained in this report on Form 8-K is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Health Realty Income Trust

By:	/s/ Alan B. Miller

Name:	Alan B. Miller
Title:	Chairman of the Board, Chief Executive Officer and President

By:	/s/ Charles F. Boyle

Name:	Charles F. Boyle
Title:	Vice President, Chief Financial Officer and Controller

Date: October 16, 2003

Exhibit Index

Exhibit No.	Exhibit
99.1	Press release, dated October 16, 2003